The Saratoga Advantage Trust

Supplement dated

October 7, 2010 to the

Statement of Additional Information

Dated December 31, 2009 of the Saratoga Advantage Trust

This Supplement updates and supersedes any contrary information contained in the Statement of Additional Information dated December 31, 2009 of the Saratoga Advantage Trust (the “Trust”), or any supplements thereto.

Reference is made to the sections entitled “INVESTMENT OF THE TRUST’S ASSETS” beginning on page 3 and “NON-FUNDAMENTAL POLICIES” beginning on page 25.  The 10% limit regarding illiquid investments and when-issued commitments pertaining to the Trust’s U.S. Government Money Market Portfolio contained therein now reads “5%”.

Reference is made to the section entitled “PORTFOLIO HOLDINGS DISCLOSURE” beginning on page 25.  The following information is added as the third paragraph under the sub-section “Voluntary Portfolio Holdings Disclosure”:

“In order to comply with amendments to Rule 2a-7, effective October 7, 2010, information concerning the U.S. Government Money Market Portfolio's portfolio holdings, as well as its daily weighted average portfolio maturity and weighted average life, will be posted on its website, www.saratogacap.com, five business days after the end of each month.  Also, effective December 7, 2010, the U.S. Government Money Market Portfolio will file more detailed portfolio holdings information with the SEC on Form N-MFP within five business days after the end of each month.  The SEC will make Form N-MFP filings publicly available on its website two months after the filing and a link to the SEC filing will be posted on the U.S. Government Money Market Portfolio's website referenced above.”

Reference is made to the section entitled “DETERMINATION OF NET ASSET VALUE” beginning on page 63.  The following sentence is added to the end of the sixth paragraph:

“In addition, for regulatory purposes, the U.S. Government Money Market Portfolio calculates its market-based NAV per share on a periodic basis.”

The eighth paragraph under this section is replaced in its entirety with the following:

“The Rule further requires that the Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities (as defined below).  The Rule, as amended, also requires the Portfolio to maintain a dollar-weighted average portfolio maturity of 60 days or less and maintain a weighted average life of 120 days or less. For purposes of calculating daily weighted average portfolio maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the maturity of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day weighted average life limitation could serve to limit the Portfolio's ability to invest in adjustable rate securities.”

Reference is made to the section entitled “ADDITIONAL INFORMATION” beginning on page 75.  The following is added to the end of this section:

“SUSPENSION OF SHAREHOLDER REDEMPTIONS. The U.S. Government Money Market Portfolio reserves the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by law.”

Please retain this supplement for future reference.